UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2010
BJ SERVICES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-10570	63-0084140
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

4601 Westway Park Blvd., Houston, Texas (Address of principal executive offices)	77041 (Zip Code)
Registrant’s telephone number, including area code: (713) 462-4239
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     In connection with the proposed merger of BJ Services Company (“BJ Services”) with and into a subsidiary of Baker Hughes Incorporated (“Baker Hughes”), as previously disclosed, lawsuits have been filed in the Delaware Court of Chancery and in the District Courts of Harris County, Texas against BJ Services, its directors and an officer and Baker Hughes.
     Between September 1, 2009 and October 1, 2009, nine actions were filed in the Delaware Court of Chancery challenging the merger between BJ Services and Baker Hughes. On September 25, 2009 and October 14, 2009, the actions were consolidated and on October 16, 2009, a verified consolidated amended class action complaint, captioned In re BJ Services Company Shareholder Litigation, and referred to as the complaint, was filed. The complaint names BJ Services, its directors and an officer, and Baker Hughes as the defendants. The complaint challenges the merger and generally alleges, among other things, that BJ Services and its board of directors violated various fiduciary duties in approving the merger and that Baker Hughes knowingly aided and abetted such alleged violations. The complaint also includes various alleged disclosure violations. The plaintiffs in this lawsuit seek, among other things, to enjoin the merger, and to direct defendants to account for the damages sustained by the plaintiffs as a result of the alleged wrongs. Plaintiffs further seek the costs of the action, including reasonable attorneys’ fees and such other relief as the court deems just and proper.
     On September 4, 2009, an original petition for breach of fiduciary duty was filed in the 80th Judicial District Court, Harris County, Texas. The petition names BJ Services, its directors and Baker Hughes as defendants. Three nearly identical petitions were subsequently filed in Harris County on behalf of different named putative shareholder plaintiffs and consolidated into one action, styled: Garden City Employees’ Retirement System v. BJ Services Company, et al., Cause No. 2009-57320, referred to as the petition. The petition challenges the merger between BJ Services and Baker Hughes and generally alleges, among other things, that BJ Services and its board of directors violated various fiduciary duties in approving the merger and that Baker Hughes aided and abetted such alleged violations. The plaintiffs in this lawsuit seek, among other things, to enjoin the merger, to direct the defendants to exercise their fiduciary duties to obtain a transaction that is in the best interest of the shareholders and to rescind the merger agreement. The plaintiffs further seek the costs of the action, including reasonable attorneys’ and experts’ fees, and such other relief as the court deems just and proper.
     BJ Services believes that the Delaware and Texas actions are entirely without merit and that it has valid defenses to all claims. Nevertheless, in an effort to minimize the further cost, expense, burden and distraction of any litigation relating to such lawsuits, on February 9, 2010, the parties to the Delaware and Texas actions entered into a Memorandum of Understanding regarding the terms of settlement of such lawsuits. The Memorandum of Understanding resolves the allegations by the plaintiffs against the defendants in connection with the merger and provides a release and settlement by the purported class of the BJ Services stockholders of all claims against BJ Services, its directors and an officer and Baker Hughes, and their affiliates and agents, in connection with the merger. In exchange for such release and settlement, the parties agreed, after discussions on an arms’ length basis, that Baker Hughes and BJ Services provide additional supplemental disclosures in the joint proxy statement/prospectus filed by Baker Hughes on February 9, 2010 with the Securities and Exchange Commission (the “SEC”) on Form S-4. The proposed settlement includes an agreement that neither BJ Services nor Baker Hughes will oppose plaintiff’s counsel’s application for BJ Services to pay attorneys’ fees and costs in an amount to be determined by the court up to $700,000. In general, the terms of the Memorandum of Understanding will not become legally binding unless and until further definitive documentation is entered into and court approval is obtained. The settlement is contingent upon consummation of the merger. There can be no assurance as to when or whether any of the foregoing conditions will be satisfied. In the event that these conditions are not satisfied, BJ Services intends to continue to vigorously defend these actions.
      Additional Information and Where to Find It
     In connection with the proposed merger, on October 14, 2009, Baker Hughes filed with the SEC a Registration Statement on Form S-4, which includes a joint proxy statement of Baker Hughes and BJ Services that also constitutes a prospectus of Baker Hughes regarding the proposed transaction. On December 21, 2009, Baker Hughes filed with the SEC Amendment No. 1 to the Registration Statement on Form S-4 for the sole purpose of filing exhibits not previously filed with no change to the joint proxy statement/prospectus constituting Part I of the Registration Statement at that time, while on January 26, 2010, Baker Hughes filed with the SEC Amendment No. 2 to the Registration Statement on Form S-4 and on February 9, 2010, Baker Hughes filed with the SEC Amendment

No. 3 to the Registration Statement on Form S-4. INVESTORS AND SECURITY HOLDERS OF BAKER HUGHES AND BJ SERVICES ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT FILED WITH THE SEC AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY AMENDMENTS THERETO, AND ANY OTHER MATERIALS FILED OR TO BE FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION REGARDING BAKER HUGHES, BJ SERVICES AND THE PROPOSED TRANSACTION. A definitive joint proxy statement/prospectus will be sent to security holders of Baker Hughes and BJ Services seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents filed by Baker Hughes and BJ Services with the SEC at the SEC’s web site at www.sec.gov.
     The joint proxy statement/prospectus and such other documents (relating to Baker Hughes) may also be obtained from Baker Hughes for free from Baker Hughes’ web site at www.bakerhughes.com/investor or by directing a request to: Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, TX 77019, Attention: Corporate Secretary, or by phone at (713) 439-8600. The joint proxy statement/prospectus and such other documents (relating to BJ Services) may also be obtained from BJ Services for free from BJ Services’ web site at www.bjservices.com or by directing a request to: BJ Services Company, P.O. Box 4442, Houston, Texas 77210-4442, Attention: Investor Relations, or by phone at (713) 462-4239.
     Participants in the Solicitation
     BJ Services, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from BJ Services’ stockholders in connection with the proposed transaction. Information regarding such persons and a description of their interests in the proposed transaction are contained or incorporated by reference in the joint proxy statement/prospectus filed with the SEC.
     Baker Hughes, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from Baker Hughes’ stockholders in connection with the proposed transaction. Information regarding such persons and a description of their interests in the proposed transaction are contained or incorporated by reference in the joint proxy statement/prospectus filed with the SEC.
     Forward-Looking Statements
     Except for the historical information set forth in this document, the matters discussed in this document are forward-looking statements that involve certain assumptions and known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Baker Hughes and BJ Services, including expected future financial and operating results, anticipated accretion to Baker Hughes’ earnings per share arising from the transaction, the expected amount and timing of cost savings and operating synergies, whether and when the transactions contemplated by the merger agreement will be consummated, the new combined company’s plans and other expectations, objectives, intentions and other statements that are not historical facts.
     The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals for the transaction and the approval of the merger agreement by the stockholders of both parties; the risk that the cost savings and any other synergies from the transaction may not be realized or take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the ability to successfully integrate the businesses; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; the outcome of pending litigation; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the customers of the respective parties. Additional factors that may affect future results are contained in Baker Hughes’ and BJ Services’ filings with the SEC, which are available at the SEC’s web site at www.sec.gov. Except as required by law, neither Baker Hughes nor BJ Services intends to update or revise statements contained in these materials based on new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ Services Company
Date: February 11, 2010	By:	/s/ Jeffrey E. Smith
Executive Vice President, Finance
and Chief Financial Officer